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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 -------------


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 June 29, 1998
               Date of Report (Date of earliest event reported)


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                            WASTE MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
               (State or other jurisdiction of incorporation)


                 1-7327                                      36-2660763
        (Commission File Number)                            (IRS Employer
                                                         Identification No.)

  3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS                    60523
   (Address of principal executive offices)                  (Zip code)


                                (630) 572-8800
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     On June 29, 1998, the registrant issued a press release announcing that it had reached an agreement with the independent directors of its Waste Management International plc majority-owned subsidiary ("WM International") regarding the acquisition of the publicly owned shares of the subsidiary. Under the proposal, holders of the approximately 75 million ordinary shares not currently owned by the registrant and its subsidiaries (including those represented by WM International American Depositary Receipts ("ADRs")), will receive 345p in cash for each share held. The proposal values each WM International ADR, each representing two WM International ordinary shares, at approximately $11.50, based on the current exchange rate. The proposal, which will be implemented by means of a Scheme of Arrangement under the English Companies Act, is subject to approval by a majority in number representing 75% in value of the holders of the WM International minority shares voting at a meeting of such holders and the approval of the English High Court. The independent directors of WM International have stated that they intend to recommend that holders of WM International minority shares vote in favor of the proposal. If the minority shareholders of WM International and the English High Court approve, the Scheme is expected to become effective in October 1998, with payment being made to minority shareholders and ADR holders in early November. The registrant expects to obtain funds for the transaction under existing or replacement financing facilities.

     A copy of the press release making this announcement is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     No financial statements or pro forma financial information are required to be filed as a part of this report. The exhibit filed as part of this report is listed in the Exhibit Index hereto.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WASTE MANAGEMENT, INC.



                                    By: /s/ Donald R. Chappel
                                        ---------------------
                                        Donald R. Chappel
                                        Vice President and Acting Chief
                                        Financial Officer

Dated: June 29, 1998

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                            WASTE MANAGEMENT, INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*


1.  None

2.  None

4.  None

16. None

17. None

20. None

23. None

24. None

27. None

99  News Release dated June 29, 1998 issued by Waste Management, Inc.


*Exhibits not listed are inapplicable.


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